EXHIBIT 16(a)

                 Schedules of Performance Quotations
                    for the Rydex Subaccounts of
             The Rydex Advisor Variable Annuity Account





         SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                         THE NOVA SUBACCOUNT


   Average Annual Total Return (As of June 30, 1997):
                                    n
                           P (1 + T)  = ERV

   Where: P =     a hypothetical initial payment of $1,000;

          T =     average annual total return;

          n =     number of years; and

          ERV =   ending redeemable value of a hypothetical
                  $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

      For the Period From Commencement of Operations (May 7,
   1997) to June 30, 1997:

          P =     $1,000

          T =     86.9564%

          n =     0.1479

          ERV =   $1,096.99


























         SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                         THE URSA SUBACCOUNT


   Average Annual Total Return (As of June 30, 1997):
                           n
                  P (1 + T)  = ERV

   Where: P =     a hypothetical initial payment of $1,000;

          T =     average annual total return;

          n =     number of years; and

          ERV =   ending redeemable value of a hypothetical
                  $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

      For the Period From Commencement of Operations (May 7,
   1997) to June 30, 1997:

          P =      $1,000

          T =     (44.6381)%

          n =     0.1479

          ERV =    $916.24


























         SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                         THE OTC SUBACCOUNT


   Average Annual Total Return (As of June 30, 1997):
                           n
                  P (1 + T)  = ERV

   Where: P =     a hypothetical initial payment of $1,000;

          T =     average annual total return;

          n =     number of years; and

          ERV =   ending redeemable value of a hypothetical
                  $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

      For the Period From Commencement of Operations (May 7,
   1997) to June 30, 1997:

          P =      $1,000

          T =      29.9588%

          n =      0.1479

          ERV =    $1,039.53


























         SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                   THE PRECIOUS METALS SUBACCOUNT


   Average Annual Total Return (As of June 30, 1997):
                           n
                  P (1 + T)  = ERV

   Where: P =      a hypothetical initial payment of $1,000;

          T =      average annual total return;

          n =      number of years; and

          ERV =   ending redeemable value of a hypothetical
                  $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

      For the Period From Commencement of Operations (May 29,
   1997) to June 30, 1997:

          P =      $1,000

          T =      (74.6948)%

          n =      0.0877

          ERV =    $886.50


























         SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                 THE U.S. GOVERNMENT BOND SUBACCOUNT


   Average Annual Total Return (As of June 30, 1997):
                           n
                  P (1 + T)  = ERV

   Where: P =      a hypothetical initial payment of $1,000;

          T =      average annual total return;

          n =      number of years; and

          ERV =   ending redeemable value of a hypothetical
                  $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

      For the Period From Commencement of Operations (May 29,
   1997) to June 30, 1997:

          P =      $1,000

          T =     40.4684%

          n =     0.0877

          ERV =    $1,030.24


























         SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                         THE JUNO SUBACCOUNT


   Average Annual Total Return (As of June 30, 1997):
                           n
                  P (1 + T)  = ERV

   Where: P =     a hypothetical initial payment of $1,000;

          T =     average annual total return;

          n =      number of years; and

          ERV =   ending redeemable value of a hypothetical
                  $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

      For the Period From Commencement of Operations (May 7,
   1997) to June 30, 1997:

          P =      $1,000

          T =     (13.8713)%

          n =     0.1479

          ERV =    $978.15




















